EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ Jeffrey M. Ettinger
Name:	Jeffrey M. Ettinger
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ D. Scott Aakre
Name:	D. Scott Aakre
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ Gary C. Bhojwani
Name:	Gary C. Bhojwani
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ John F. Ghingo
Name:	John F. Ghingo
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ Stephen M. Lacy
Name:	Stephen M. Lacy
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ Elsa A. Murano
Name:	Elsa A. Murano
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ William A. Newlands
Name:	William A. Newlands
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ Christopher J. Policinski
Name:	Christopher J. Policinski
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ Debbra L. Schoneman
Name:	Debbra L. Schoneman
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ Sally J. Smith
Name:	Sally J. Smith
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ Steven Andrew White
Name:	Steven Andrew White
Date:	December 4, 2025

EXHIBIT 24.1

POWER OF ATTORNEY

As a director and/or officer of Hormel Foods Corporation (the “Company”), I hereby constitute and appoint each of Colleen R. Batcheler, Paul R. Kuehneman, Florence Makope, Benjamin S. Borden, Susan C. McRaith, and Kelli M. Hill, my true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution, to:

1.execute for and on my behalf, in my capacity as an officer and/or director of the Company, (i) the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2025 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendments thereto; and (ii) one or more Forms 3, 4, or 5 pursuant to the Exchange Act, Forms 144 pursuant to the Securities Act of 1933, as amended, and applications, including Form ID, to obtain codes and passwords for electronic filings with the SEC.

2.do and perform any and all acts for and on my behalf which may be necessary or desirable to access, maintain, and manage my EDGAR account via the EDGAR Filer Management website, including serving as an account administrator or in any other delegated capacity and granting relevant authority to other entities or users in connection therewith; and

3.take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in my best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

I hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys‑in‑fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact, will be valid as to each attorney-in-fact until such time as such attorney-in-fact ceases to be an employee of the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of the date set forth below.

/s/ Michael Paul Zechmeister
Name:	Michael Paul Zechmeister
Date:	December 4, 2025